Exhibit 10.33

Addendum Nr. 3 to the Joint Venture Agreement of 8 October 1999

Between:

1.	Shurgard Storage Centers Inc., having its registered office at Valley Street 1155, Suite 400 – 98109-4426, Seattle - USA, a Washington Corporation,

represented for the purpose of this Addendum by Mr. Charles Barbo,

hereinafter referred to as “Shurgard”;

2.	SSC Benelux Inc., having its registered office at Valley Street 1155, Suite 400 – 98109-4426, Seattle - USA, a Washington Corporation,

represented for the purpose of this Addendum by Harrell Beck,

hereinafter referred to as “SSC Benelux Inc.”;

3.	Shurope Storage S.A., having its registered office at Quai du Commerce, 48 – 1000 Brussels – Belgium,

registered with the Register of Legal Entities of Brussels under the number 592.760,

represented for the purpose of this Addendum by Harrell Beck and Charles Barbo,

hereinafter referred to as “Shurope”;

4.	Recom & Co S.N.C., having its registered office at Quai du Commerce, 48 - 1000 Brussels - Belgium,

registered with the Register of Legal Entities of Brussels under the number 611.914,

represented for the purpose of this Addendum by Mr. David Grant,

hereinafter referred to as “Recom & Co”;

5.	E-Parco S.A.R.L., having its registered office at 174, stede bugwy L-1940 Luxembourg,

registered with the Register of Legal Entities of Luxembourg under the number 68048,

represented for the purpose of this Addendum by [•],

hereinafter referred to as “E-Parco”;

6.	European Self Storage S.A., having its registered office at Quai du Commerce, 48 – 1000 Brussels - Belgium,

registered with the Register of Legal Entities of Brussels under the number 511.581,

represented for the purpose of this Addendum by Mr. Patrick Metdepenninghen,

hereinafter referred to as “ESS”;

7.	Restructuring Competence S.A., having its registered office at Quai du Commerce, 48 – 1000 Brussels - Belgium,

registered with the Register of Legal Entities of Brussels under the number 580.021,

represented for the purpose of this Addendum by Mr. Patrick Metdepenninghen,

hereinafter referred to as “Recom”;

8.	Grana International S.A., having its registered office at Quai du Commerce, 48 – 1000 Brussels - Belgium,

registered with the Register of Legal Entities of Brussels under the number 496.476,

represented for the purpose of this Addendum by Mr Patrick Metdepenninghen,

hereinafter referred to as “Grana”;

9.	Fremont SE (G.P.) Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Frederick P. Zarrilli,

hereinafter referred to as “Fremont GP”;

10.	Fremont SE (L.P.) Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Claude J. Zinngrabe,

hereinafter referred to as “Fremont LLP”;

11.	Fremont SE (G.P.) Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Matthew J. Reidy,

hereinafter referred to as “Fremont SE GP”;

12.	Fremont SE (L.P.) II Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Claude J. Zinngrabe,

hereinafter referred to as “Fremont SE LP”;

13.	Fremont Investors, Inc., a Nevada corporation, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Claude J. Zinngrabe,

hereinafter referred to as “FII”;

And :

14.	Shurgard Self Storage SCA (formerly SSC Benelux & Co S.C.A.), having its registered office at Quai du Commerce/Handelskaai 48, 1000 Brussels,

registered with the Register of Legal Entities of Brussels under the number 587.679.

represented for the purpose of this Addendum by SSC Benelux Inc. and European Self Storage SA,

hereinafter referred to as the “Company”.

Whereas:

(A)	The Parties entered into that certain Joint Venture Agreement with respect to the Company dated 8 October 1999, as amended on 31 July 2000 and 24 April 2003 (the “Agreement”).

(B)	In a securities purchase agreement dated 11 June 2003, as amended, (the “REIB Securities Purchase Agreement”), SSC Benelux Inc. has purchased the entire equity participations of REIB Europe Operator Limited (“Deutsche Bank GP”) and REIB International Holdings Limited (“Deutsche Bank LLP”) in the Company, comprising the 7 General Partner Interests owned by Deutsche Bank GP and the 52,615 Profit Certificates and the 5,225 New Profit Certificates owned by Deutsche Bank LLP.

(C)	In a securities purchase agreement dated 11 June 2003, as amended, (the “AIG Securities Purchase Agreement”), SSC Benelux Inc. has purchased the entire equity participations of AIG Self Storage GP, LLC (“AIG GP”), AIG Self Storage LP, LLC (“AIG LLP”) and AIRE Investments Sàrl (“AIRE”) in the Company, comprising the 4 General Partner Interests owned by AIG GP, the 21,922 Profit Certificates and the 2,177 New Profit Certificates owned by AIG LLP and the 7,308 Profit Certificates and the 726 New Profit Certificates owned by AIRE.

(D)	As a consequence of these purchases, the Parties wish to amend certain Articles of the Agreement in accordance with the Letter Agreement dated 3 July 2003.

NOW, THEREFORE, the Parties hereto agree as follows:

1	Definitions

Unless otherwise defined herein, any word in this Addendum starting with a capital letter is a defined term and should have the same meaning as in the Agreement.

2	Article 1.1 of the Agreement

2.1	The definition of “CLCC” under Article 1.1 of the Agreement is replaced by the following definition:

“CLCC” shall mean the Belgian Co-ordinated Laws on Commercial Companies, as replaced by the Belgian Code of Companies.”

2.2	The following definition of “Fremont Investors” is added to Article 1.1 of the Agreement:

“Fremont Investors” shall mean Fremont GP, Fremont SE GP, Fremont LLP and Fremont SE LP together;”.

2.3	The definition of “General Partner Investors” under Article 1.1. of the Agreement is replaced by the following definition:

“General Partner Investors” shall mean Fremont GP, Fremont SE GP and SSC Benelux Inc. together; provided, however, that SSC Benelux Inc. shall be deemed to be a General Partner Investor solely with respect to the General Partner Interests that it purchased from CSFB GP, Deutsche Bank GP and AIG GP; and provided, further, that SSC Benelux Inc. shall not be deemed to be a General Partner Investor for purposes of Article 8.3 (or any provision thereof) of the Agreement”.

2.4	The definition of “Limited Liability Partner Investors” under Article 1.1 of the Agreement is replaced by the following definition:

“Limited Liability Partner Investors” shall mean Fremont LLP, Fremont SE LP, and SSC Benelux Inc., together; provided, however, that SSC Benelux Inc. shall be deemed to be a Limited Liability Partner Investor solely with respect to the Limited Liability Partner

Interests, Profit Certificates and/or New Profit Certificates that it purchased from CSFB LLP, Deutsche Bank LLP, AIG LLP and AIRE; and provided, further, that SSC Benelux Inc. shall not be deemed to be a Limited Liability Partner Investor for purposes of Article 8.3 (or any provision thereof) of the Agreement”.

2.5	The definition of “Parties” under Article 1.1 of the Agreement is replaced by the following definition:

“Parties” shall mean the parties to this Addendum, as well as any other person who will in the future become a party to the Agreement, provided that CSFB GP, CSFB LLP, Deutsche Bank GP, Deutsche Bank LLP, AIG GP, AIG LLP and AIRE shall remain bound by any obligations under the Agreement surviving the sale of their interest, including but not limited to Article 7.3 of the Agreement.

3	Article 4.2 of the Agreement

The following text shall be added at the end of Article 4.2 of the Agreement and shall replace the text added to Article 4.2 pursuant to Addendum Nr. 2 to the Agreement:

“As a result of the sale by Deutsche Bank GP to SSC Benelux Inc. of its 7 General Partner Interests in the Company and the sale by AIG GP to SSC Benelux Inc. of its 4 General Partner Interests in the Company, the General Partner Interests owned by the Parties as of the closing of such sale are as follows:

Number of General Partner Interests
SSC Benelux Inc	45
ESS	4
Fremont GP	5
Fremont SE GP	2”

4	Article 4.4.4. of the Agreement

4.1	Subclauses (i) and (ii) of Article 4.4.4(v) of the Agreement are replaced by the following text:

“any vote of the Board of Managers requiring 50 votes (as set forth in Article 5.1.4 as amended pursuant to this Addendum Nr. 3) (i) shall continue to require at least 50 votes so long as Fremont GP, Fremont SE GP or any of their Affiliates own 7 General Partner Interests, (ii) must include at least 51% of the General Partner Interests held by Investors, and (iii) no single “GP Control Group” (defined as a General Partner, other than Fremont GP and/or Fremont SE GP, together with its Affiliates), by virtue of its voting interests, shall be able to veto in the Board of Managers a decision otherwise approved by all of the other Managers, unless such GP Control Group owns at least 12 General Partner Interests, without prejudice to Article 5.1.4(c) as amended pursuant to this Addendum Nr. 3;”

4.2	The following Article 4.4.4.(viii) is added to Article 4.4.4 of the Agreement:

“(viii) Notwithstanding anything to the contrary in the Agreement, SSC Benelux Inc. may transfer or sell, prior to an Exit Event, any of the Partner Interests which it acquired from CSFB GP, Deutsche Bank GP or AIG GP in accordance with the provisions of Article 4.4.2, provided, however, that no more than 6 General Partner Interests shall be owned or controlled by any transferee (including, without limitation, any third party transferee and/or its Affiliates), other than Fremont GP and Fremont SE GP together with their Affiliates;”

4.3	The following Article 4.4.4.(ix) is added to Article 4.4.4 of the Agreement:

“Notwithstanding Article 4.4.3.1, any Existing Partner may sell its currently held Partner Interests prior to an Exit Event, provided that SSC Benelux Inc. or Shurgard only are the acquirors. Such a sale shall not give rise to any rights of Fremont Investors to approve or participate in such purchase or sale; provided, however, that any such Partner Interests shall continue to be, and shall in all instances be deemed to be, Partner Interests of Existing Partners for all purposes under the Joint Venture Agreement; and provided, further, that the Fremont Investors shall receive prior notice of any such sale and a copy of all documentation evidencing such sale.”

5	Article 4.6.1 of the Agreement

The following text shall be added at the end of Article 4.6.1 of the Agreement and shall replace the text added to Article 4.6.1 pursuant to Addendum Nr. 2 to the Agreement:

“As a result of (i) the sale by Deutsche Bank LLP to SSC Benelux Inc. of its 52,165 Profit Certificates and 5,225 New Profit Certificates, (ii) the sale by AIG LLP to SSC Benelux Inc. of its 21,922 Profit Certificates and 2,177 New Profit Certificates, and (iii) the sale by AIRE to SSC Benelux Inc. of its 7,308 Profit Certificates and 726 New Profit Certificates, the Profit Certificates and New Profit Certificates owned by the Parties as of the closing of such sale will be as follows:

Investor	Number of Profit Certificates
Fremont SE LP	12,494
Fremont LLP	40,121
SSC Benelux Inc.	125,691
TOTAL	178,306

The New Profit Certificates owned by the Parties as of the closing of such sale will be as follows:

Subscriber	Number of New Profit Certificates
Shurope	1,087
Recom & Co	22,033
Grana	101
Fremont LLP	3,985
Fremont SE LP	1,240
SSC Benelux Inc	12,482
TOTAL	40,928”

6	Article 4.6.10 of the Agreement

In the first and second paragraphs of Article 4.6.10 of the Agreement “50%” is replaced by “29%”.

7	Article 4.8.1 of the Agreement

7.1	Article 4.8.1(1) of the Agreement is replaced by the following text:

“first, 100% to the Investor Holders, prorata based on the total Partner Interests held by all Investor Holders, to the extent such Partner Interests are paid-up, until the Investor Holders shall have received aggregate distributions that, when taken together with all previous distributions made under clause (1), equal Euro 122,000,000; provided, however, that for the purposes of this clause (1), the Partner Interests held by SSC Benelux Inc. shall be deemed to be solely the Partner Interests that it purchased from CSFB LLP, CSFB GP, Deutsche Bank GP, Deutsche Bank LLP, AIG GP, AIG LLP and AIRE;”

7.2	Article 4.8.1(3) of the Agreement is replaced by the following text:

“third, 100% to the Existing Partners, prorata based on the total Partner Interests held by all Existing Partners, until the Existing Partners shall have received aggregate distributions that, when taken together with all previous distributions made under this clause (3), equal the amount by which the Earned Capital exceeds the aggregate amounts paid on the Loan under clause (2) above; provided, however, that for the purposes of this clause (3), the Partner Interests held by Existing Partners shall be deemed to exclude the Partner Interests purchased by SSC Benelux Inc. from CSFB LLP, CSFB GP, Deutsche Bank GP, Deutsche Bank LLP, AIG GP, AIG LLP and AIRE.”

8	Article 5.1.1 of the Agreement

The fifth paragraph of Article 5.1.1 of the Agreement is replaced by the following text:

“The physical persons representing the General Partner Investors at the Board of Managers of the Company shall be:

-	Patrick Metdepenninghen, as permanent representative of European Self Storage SA, as from 20 December 2002;

-	Dave Grant, as permanent representative of SSC Benelux Inc., as from 28 March 2003;

-	Frederick P. Zarrilli, as permanent representative of Fremont SE (G.P.) Ventures L.L.C., as from 4 February 2003; and

-	Matthew J. Reidy, as permanent representative of Fremont SE (G.P.) Ventures II L.L.C., as from 4 February 2003.”

9	Articles 5.1.4 (c) and 5.1.4 (d) of the Agreement

9.1	The first sentence of Article 5.1.4 (c) of the Agreement is replaced by the following text:

“Decisions relating to the following items, shall require the affirmative vote of 50 General Partner Interests:”

9.2	In the last sentence of Article 5.1.4(c)(7) and the first sentence of Article 5.1.4(d) of the Agreement, “49” is replaced by “50”.

10	Article 5.3 of the Agreement

The first sentence of the sixth paragraph of Article 5.3 of the Agreement is replaced by the following text:

“Resolutions on the following matters shall require a majority of 75% of the votes cast attached to the Partner Interests and in addition, the affirmative vote of the SSC Benelux Inc. or Shurgard GP Control Group and at least one additional Partner, without prejudice to the requirements of any more severe attendance and majority rules prescribed by the Belgian Companies Code.”

11	Article 5.5.2. of the Agreement

11.1	The last sentence of the first paragraph of Article 5.5.2 of the Agreement is replaced by the following text:

“Such appointment needs the prior approval of the Board of Managers deciding by 7 General Partner Interests and of at least 1 Manager.”

11.2	The following text shall be added at the end of Article 5.5.2 of the Agreement:

“For the purpose of this Article 5.5.2, the term “Investors” excludes SSC Benelux Inc. and Shurgard, and any of their Affiliates or partners.”

12	Article 8.3.2.1 of the Agreement

Article 8.3.2.1 of the Agreement is replaced by the following text:

“A Fremont Investor wishing to obtain an Exit Event shall notify (the “Longstop Notice”) all Partners and the Board of Managers of its intention to commence an Exit Event and shall include with such Longstop Notice a list of three reputable investment banks (unaffiliated with any Partner) selected by the Fremont Investor. Upon receipt of the Longstop Notice, SSC Benelux Inc. shall, within 15 Business Days select one investment bank from such list which the Company shall thereafter engage to value the Partner Interests (the “Value”). The selected investment bank must present the Value and supporting analyses to the Board of Managers and the Partners within 90 days from the date of its engagement (the “Presentation Date”).

After the date that a Fremont Investor has delivered a Longstop Notice to the Board of Managers, the other Fremont Investors can no longer trigger any other Exit Event.”

13	Article 8.3.2.3 of the Agreement

The last word in Article 8.3.2.3 of the Agreement is replaced by the following text:

“the Fremont Investor”.

14	Article 14.3 of the Agreement

The notice provision for the Investors in Article 14.3 of the Agreement is replaced by the following text:

“If to the Fremont Investors:

If to Fremont GP and/or Fremont SE (G.P.):

To:	Fremont SE (G.P.) Ventures, L.L.C.

Fremont SE (G.P.) II Ventures, L.L.C.

c/o Fremont Realty Capital, L.P.

375 Park Avenue, Suite 3101
New York, New York 10152 USA

Attn:	Frederick P. Zarrilli

Telefax:	00 1-212 771.18.99

cc:	Fremont Group, L.L.C.
199 Fremont Street
San Francisco, California 94105 USA

Attn:	General Counsel

Telefax:	00 1-415 284.89.25

If to Fremont LP and/or Fremont SE (LP):

To:	Fremont SE (L.P.) Ventures, L.L.C.
Fremont SE (L.P.) II Ventures, L.L.C.
c/o Fremont Realty Capital, L.P.
199 Fremont Street
San Francisco, California 94105 USA

Attn:	Claude J. Zinngrabe

Telefax:	00 1-415 284.81.83

cc:	Fremont Group, L.L.C.
199 Fremont Street
San Francisco, California 94105 USA

Attn:	General Counsel

Telefax:	00 1-415 284.89.25

If to FII:

To:	Fremont Investors, Inc.
199 Fremont Street
San Francisco, California 94105 USA

Attn:	General Counsel

Telefax:	00 1-415 284.89.25

cc:	Fremont Realty Capital, L.P.
375 Park Avenue, Suite 3101
New York, New York 10152 USA

Attn:	Frederick P. Zarrilli

Telefax:	00 1-212 771.18.99”

15	Other provisions of the Agreement

This Addendum shall not affect any other provision of the Agreement and all respective rights and obligations of the Parties under the Agreement remain fully intact, valid and enforceable.

16	Charter of the Company

The Parties undertake to vote in such way as to modify the Charter of the Company in accordance with the above modifications to the Agreement, if and to the extent necessary.

17	Governing law and arbitration

This Addendum shall be governed by Belgian law.

All disputes arising out of or in connection with this Addendum shall be resolved in accordance with the provisions of Article 14.8 of the Agreement.

[NEXT PAGES ARE SIGNATORY PAGES]

Made on September      2003, in four originals. Each of Shurgard, Grana, the Company and Fremont GP acknowledges receipt of its own original, the other Parties expressly waive their right thereto.

Shurgard Storage Centers Inc.
Represented by:
Name: Charles Barbo
Title: President & Chairman

SSC Benelux Inc.	SSC Benelux Inc.
Represented by: Name: [•] Title: [•]	Represented by: Name: [•] Title: [•]

Shurope Storage S.A.	Shurope Storage S.A.
Represented by: Name: [•] Title: [•]	Represented by: Name: [•] Title: [•]

Recom & Co S.N.C.
Represented by: Name: Dave Grant Title: ’gérant statutaire

/s/ [ILLEGIBLE]
E-Parco S.A.R.L.
Represented by:
Name: [•] [ILLEGIBLE]
Title: [•] [ILLEGIBLE]

/s/ [ILLEGIBLE]
European Self Storage S.A.
Represented by:
Name: Patrick Metdepenninghen
Title: Director

/s/ [ILLEGIBLE]
Restructuring Competence S.A.
Represented by:
Name: Patrick Metdepenninghen
Title: Director

/s/ [ILLEGIBLE]
Grana International S.A.
Represented by:
Name: Patrick Metdepenninghen
Title: Director

Fremont SE (G.P.) Ventures, L.L.C.
Represented by:
Name: Frederick P. Zarrilli
Title: Authorized Representative

Fremont SE (L.P.) Ventures, L.L.C.
Represented by:
Name: Claude J. Zinngrabe
Title: Authorized Representative

Fremont SE (G.P.) II Ventures, L.L.C.
Represented by:
Name: Matthew J. Reidy
Title: Authorized Representative

Fremont SE (L.P.) II Ventures, L.L.C.
Represented by:
Name: Claude J. Zinngrabe
Title: Authorized Representative

Fremont Investors, Inc.
Represented by:
Name: Claude J. Zinngrabe
Title: Authorized Representative

/s/ [ILLEGIBLE]
Shurgard Self Storage SCA	Shurgard Self Storage SCA
Represented by:	Represented by:
Name: SSC Benelux Inc.	Name: European Self Storage SA
Represented by:	Represented by:
Name: David Grant	Name: Patrick Metdepenninghen
Title: Director	Title: Director